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Scudder Spain and Portugal Fund, Inc.

Semiannual Report
March 31, 1998

A closed-end investment company seeking long-term capital appreciation primarily through investment in the equity securities of Spanish and Portuguese companies.

Scudder Spain and Portugal
Fund, Inc.
--------------------------------------------------------------------------------

Investment objective and policies

o long-term capital appreciation through investment primarily in the equity securities of Spanish and Portuguese companies

Investment characteristics

o a closed-end investment company investing in a broad spectrum of Spanish and Portuguese companies and industries

o a vehicle for international diversification through participation in foreign stock markets


General Information
--------------------------------------------------------------------------------

Executive offices

    Scudder Spain and Portugal Fund, Inc.
    345 Park Avenue
    New York, NY 10154

    Telephone:
    For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

    For account information:  1-800-426-5523

    State Street Bank and Trust Company
    P.O. Box 8200
    Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Dechert Price & Rhoads

Independent Accountants

   Price Waterhouse LLP

New York Stock Exchange Symbol -- IBF


Contents
--------------------------------------------------------------------------------
In Brief                                                    3
Letter to Shareholders                                      3
Investment Summary                                          6
Portfolio Summary                                           7
Investment Portfolio                                        8
Financial Statement                                        11
Financial Highlights                                       14
Notes to Financial Statements                              15
Stockholder Meeting Results                                18
Dividend Reinvestment Plan                                 19
Directors and Officers                                     21
Investment Manager                                         21




This report is sent to the shareholders of Scudder Spain and Portugal Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Scudder Spain and Portugal Fund, Inc.
In Brief
--------------------------------------------------------------------------------
o Scudder Spain and Portugal Fund posted a strong total return of 35.44% for the six-month period ended March 31, 1998.

o The Iberian markets were bolstered by the fact that, as of February, both Spain and Portugal met all of the convergence criteria for the first round of European Monetary Union, to take place January 1, 1999.

o Corporate exposure to Latin America has helped fuel the growth of the Iberian markets over the period, and we believe should continue to do so, as Spanish and Portuguese companies plan further expansions into Latin America.


Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholders:

For the six months ended March 31, 1998, Scudder Spain and Portugal Fund experienced a total return of 35.44%, reflecting an increase in the Fund's net asset value from $17.34 to $19.77 and $2.68 per share in dividend distributions. This performance compares to a 32.95% return for the Spanish stock market as gauged by the unmanaged Madrid General Index and a return of 43.82% for Portuguese stocks as measured by the unmanaged BVL Portuguese Index for the same period. The stock price of the Fund ended the period at $18.19, a 8.0% discount from net asset value, up from $14.50 six months earlier.

PROPOSED REORGANIZATION

On April 14, 1998, the Board of Directors of the Fund and The Growth Fund of Spain, Inc. ("Growth Fund of Spain"), another closed-end investment company managed by Scudder Kemper Investments, Inc. ("Scudder Kemper") that invests primarily in the equity securities of Spanish companies, approved a merger of the Growth Fund of Spain with and into the Fund. Upon completion of the merger, the stockholders of the Growth Fund of Spain will receive full shares of the Fund (and cash in lieu of fractional shares) equal to the net asset value of their shares of the Growth Fund of Spain. The merger has been structured to be a federal income tax-free transaction for the stockholders of both Funds.

Following consummation of the merger, the Fund intends to offer all stockholders a right to demand in-kind redemption of their shares at net asset value, subject to limitations to preserve the tax-free status of the merger and to treat the stockholders of both Funds equally. Stockholders who exercise this in-kind redemption right would also have the opportunity to exchange the proceeds of the in-kind redemption for shares of an open-end investment company managed by Scudder Kemper.

The goal of the in-kind redemption offer is to permit stockholders who prefer an open-end investment vehicle the opportunity to exchange their in-kind redemption proceeds for shares of such a vehicle while offering stockholders who prefer to remain invested in a closed-end vehicle the opportunity to do so without realizing a taxable event that could be caused by the actions of others. The significant amount of unrealized capital gains in this portfolio (44.9% of NAV as of March 31, 1998) prompted us to structure a tax-free merger and the in-kind redemption offer. The in-kind redemption offer is intended to position only those stockholders who choose to redeem their shares of the Fund to recognize capital gains, while causing no recognition of capital gains by the Fund or the stockholders who remain invested in the Fund.

In the judgment of the Board of Directors of the Fund, the merger followed by the redemption offer serves the best interests of the Fund and its stockholders because it is designed to permit a significant amount of the Fund's shares to be redeemed (in-kind) at net asset value while maintaining the Fund's closed-end format and avoiding the imposition of a potentially significant tax liability on those stockholders who do not participate in the redemption offer.

This proposed transaction is the result of extensive deliberations by the Board of Directors of the Fund and Scudder Kemper. The Board of Directors of the Fund has, over the years, discussed the significance of the existence of the discount to net asset value at which the Fund's shares have traded and the impact of the discount on stockholders. The Board also regularly discusses and considers various alternative strategies to address the discount, including instituting share repurchases, combining with other funds, converting to an open-end format, or liquidating. The Board has, however, consistently concluded that it was in the best interests of the Fund and its stockholders to maintain the current closed-end format; because, in the view of the Board and of Scudder Kemper, the closed-end format is the most appropriate format for participating in the Spanish and Portuguese equity markets. The Board believes that the long-term performance of the Fund supports this view, and continues to believe that the closed-end format is currently appropriate for the Fund and in the best interests of its stockholders.

IBERIAN MARKETS ARE BOOMING

The Spanish and Portuguese markets have had excellent returns during the past six months, driven by falling interest rates, the lowest level of inflation in decades, positive corporate earnings and domestic liquidity, as Spanish and Portuguese investors pour money into equity markets in an environment where the return on savings deposits is very low. The perception that Spain and Portugal would participate in the first round of European Monetary Union (EMU), resulted in a lower risk premium for the market and provided further support.

In Spain, economic growth is strong, inflation has been stable at around 2%, and the budget deficit as a percentage of GDP is well within the criteria for Maastricht. Unemployment, historically very high in Spain, recently fell to the lowest level since 1992. The Spanish government recently announced that the marginal personal income tax rate would be reduced from 56% to 48%, a significant development that we believe should translate into higher disposable income. The macroeconomic fundamentals in Portugal are also supportive. In February, it was announced that Portugal met all of the convergence requirements for EMU, a level of performance that would have been considered very unlikely just two years ago.

STRATEGY FAVORS GROWTH IN FINANCIAL
SERVICES SECTOR

Performance has been rewarded by an overweighting in the Spanish and Portuguese banks over the last six months. Financial services is a growth industry in Spain and Portugal as managements leverage off their efficient distribution capabilities to deliver high quality growth in earnings. The banking sector is, in our view, the most liquid way to get exposure to the booming Spanish and Portuguese economies. In addition, several of the larger Spanish banks such as Banco Bilbao Vizcaya and Banco Santander, up 52.4% and 52.0%, respectively, over the period, have made acquisitions in Latin America, which should fuel earnings further. Improving returns on equity, coupled with declining interest rates, resulted in spectacular performance for the Portuguese banks. Fund holding Banco Comercial Portugues rose 68.6% over the period, and has been restructuring by cutting costs and divesting non-strategic assets. Banco Portugues do Investimento (BPI), up 68.9%, recently announced the merger of its four brands into a single brand, becoming the second largest banking network in Portugal. While we have reduced our holdings in some Spanish banks on valuation grounds, we believe that strong fundamentals combined with relative valuations continue to support an overweight position in selected Portuguese and Spanish banks going forward.

We maintain our positive view of the utility sector in Portugal through our holding in Electricidade de Portugal (EDP), the dominant utility in the market and a core holding in the portfolio. The company recently released very positive results; the restructuring program is on track and management is putting price pressure on suppliers in addition to reducing headcount. EDP's presence in Brazil will underpin performance, with growing profits from subsidiary CERJ.

Several other companies were top contributors to the Fund's performance. The Fund's largest holding, Telefonica de Espana, up 40.2% over the period, is currently enjoying strong demand in its fixed line and mobile businesses and has an excellent position in Latin American telecommunications markets. Top performer Tele Pizza continued to forge ahead, returning 111.5%. The company has a unique position in the fast growth pizza delivery market, has launched a new fast food chain, and is projecting rapid sales and earnings growth over the medium term.

RIDING THE EMU EUPHORIA WITH AN EYE
ON EXTERNAL RISKS

While we no longer anticipate a substantial decline in interest rates, the Iberian markets are not overvalued in our opinion, and should continue to be well supported by positive macroeconomic fundamentals and a strong demand for equities from domestic investors. Any risk to these markets will likely come from global rather than domestic factors. Insofar as the Spanish economy achieves real convergence with the rest of Europe, we believe that growth in Spanish and Portuguese corporate earnings should continue to be above the European average. This view is reinforced by the exposure of Spanish companies to the fast growing Latin American markets which represent 15% of corporate earnings and 20% of market capitalization in Spain. Our focus in the Fund is on companies with strong fundamentals and good profit growth.

In an environment where interest rates are low relative to a very strong economy, the big risk is a pick-up in inflation. With monetary policy in the hands of the European Central Bank, the option to devalue is no longer available to national governments. Over the longer term, the larger risk to Spain and Portugal is if EMU fails. Spain in particular needs to further deregulate its labor markets and reform its welfare system to improve competitiveness. However, for the nearer term, we believe that the EMU optimism will continue, and that the Iberian markets will be supported by a very positive European backdrop.

The Fund has commenced the process of removing its shares of common stock from listing on the London Stock Exchange. It is anticipated that this process will be complete in mid-July. Shares of common stock of the Fund will continue to be listed on the New York Stock Exchange under the symbol "IBF."

Thank you for your continued investment in Scudder Spain and Portugal Fund, Inc. If you have any questions or comments about your account, please call us at 1-800-349-4281.

Respectfully,

/s/Nicholas Bratt              /s/Daniel Pierce

Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board

Scudder Spain and Portugal Fund, Inc.
Investment Summary as of March 31, 1998
--------------------------------------------------------------------------------
Historical
Information                           TOTAL RETURN (%)
Life of Fund         ------------------------------------------------
                        Market Value              Net Asset Value (a)
                     -------------------         --------------------
                                 Average                      Average
                     Cumulative   Annual         Cumulative    Annual
                     -------------------         --------------------
Current Quarter         34.72        --             35.60         --
One Year                94.20     94.20             67.15      67.15
Three Year             236.72     49.88            182.95      41.44
Five Year              239.51     27.69            212.65      25.61
Life of Fund*          187.06     11.18            235.52      12.94

--------------------------------------------------------------------------------
Per Share Information and Returns (a)

Yearly periods ended March 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                       1989*     1990     1991     1992     1993     1994    1995     1996     1997     1998
                     ---------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 9.55    $ 9.61   $ 9.54   $ 9.09   $ 7.82  $  9.35  $ 8.57   $10.75   $14.05   $19.77
INCOME DIVIDENDS..   $  .15    $  .17   $  .22   $  .12   $  .18  $   .06  $   --   $  .07   $  .09   $  .03
CAPITAL GAINS
DISTRIBUTIONS.....   $   --    $  .13   $  .79   $  .03   $  .22  $    --  $   --   $   --   $  .18   $ 2.65
TOTAL RETURN (%)..     4.53      2.89    12.58    -2.92    -8.70    20.56   -8.34    26.46    33.86    67.15

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

*    The Fund commenced operations on April 20, 1988.
     On July 29, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as The First Iberian Fund, Inc.

Past results are not necessarily indicative of future performance of the Fund.

Scudder Spain and Portugal Fund, Inc.
Portfolio Summary as of March 31, 1998
--------------------------------------------------------------------------------
Diversification

Portugal            58%
Spain               42%
                   ----
                   100%
                   ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
Sectors

Sector breakdown of the Fund's equity securities

Financial                 34%
Utilities                 14%
Construction              13%
Communications            13%
Consumer Discretionary    11%
Consumer Staples           7%
Energy                     4%
Metals & Minerals          2%
Transportation             2%
                         ----
                         100%
                         ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
Ten Largest Equity Holdings (50% of Portfolio)

   1. Compania Telefonica Nacional
      de Espana SA
      Telecommunication services
   2. Portugal Telecom SA
      Telecommunication services
   3. Empresa Nacional
      de Electricidad SA
      Electric utility
   4. Banco Bilbao Vizcaya SA
      Leading financial group
   5. Banco Santander SA
      Leading regional bank
   6. Jeronimo Martins SA
      Food producer and retailer
   7. Electricidade de Portugal
      Electric utility
   8. Banco Comercial Portugues
      Commercial Bank
   9. Tele Pizza, S.A.
      Operator of fast-food pizza
      restaurants in Spain, Portugal,
      Poland, Mexico and Chile
  10. Banco Popular Espanol
      Bank

Scudder Spain and Portugal Fund, Inc.
Investment Portfolio as of March 31, 1998 (Unaudited)
================================================================================
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                          Market
                                     Shares                                                               Value($)
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 100.0%

PORTUGAL 42.1%

CONSUMER DISCRETIONARY 2.2%
  Department & Chain Stores 1.6%     26,445    Modelo Continente - SGPS, SA ...........................  2,066,439
                                                                                                        ----------
  Hotels & Casinos 0.6%              47,000    Lusotur-Sociedade Financeira de Turismo(b) .............    725,292
                                                                                                        ----------

CONSUMER STAPLES 4.4%
  Food & Beverage                   126,250    Jeronimo Martins SA ....................................  5,194,019
                                      6,950    Jeronimo Martins SA Warrants (expire 9/15/03)(b) .......    337,682
                                                                                                        ----------
                                                                                                         5,531,701
                                                                                                        ----------

COMMUNICATIONS 6.5%
  Telephone/Communications          158,300    Portugal Telecom SA ....................................  8,235,613
                                                                                                        ----------

FINANCIAL 15.9%
  Banks 14.6%                       146,300    Banco Comercial Portugues ..............................  4,724,713
                                    146,300    Banco Comercial Portugues Rights(b)(c) .................    468,347
                                     66,630    Banco Espirito Santo ...................................  3,079,020
                                    113,200    Banco Pinto & Sotto Mayor, SA ..........................  2,809,823
                                     81,330    Banco Portugues do Investimento ........................  3,129,068
                                     84,000    Banco Totta e Acores ...................................  3,114,233
                                     48,000    Espirito Santo Financial Holdings (ADR) ................  1,257,000
                                                                                                        ----------
                                                                                                        18,582,204
                                                                                                        ----------

  Insurance 1.3%                     52,500    Cia. de Seguros Mundial Confiance, SA ..................  1,698,244
                                                                                                        ----------

MEDIA 0.0%
  Broadcasting & Entertainment       20,000    TVI Televisao Independente(b)(c) .......................     25,350
                                                                                                        ----------

CONSTRUCTION 7.0%
  Building Materials 4.9%            70,500    Cimentos de Portugal SA ................................  2,484,906
                                     91,060    Corticeira Amorim, S.P.G.S. ............................  1,394,634
                                     76,200    Semapa Cement SA .......................................  2,333,688
                                                                                                        ----------
                                                                                                         6,213,228
                                                                                                        ----------

  Miscellaneous 2.1%                177,620    Engil-SGPS .............................................  2,062,775
                                     32,500    Mota e Companhia, SA ...................................    660,813
                                                                                                        ----------
                                                                                                         2,723,588
                                                                                                        ----------




    The accompanying notes are an integral part of the financial statements.

==================================================================================================================
                                                                                                          Market
                                      Shares                                                              Value($)
------------------------------------------------------------------------------------------------------------------

TRANSPORTATION 1.9%
  Miscellaneous                       53,000    Brisa-Auto Estradas de Portugal, SA(b) ...............   2,421,178
                                                                                                        ----------

UTILITIES 4.2%
  Electric Utilities                 207,290    Electricidade de Portugal ............................   4,811,405
                                      10,000    Electricidade de Portugal (ADR)(b) ...................     467,500
                                                                                                        ----------
                                                                                                         5,278,905
                                                                                                        ----------

SPAIN 57.9%

CONSUMER DISCRETIONARY 8.9%
  Department & Chain Stores 3.8%      60,849    Adolfo Dominguez SA(b) ...............................   2,066,819
                                      27,500    Aldeasa SA ...........................................     974,382
                                      76,450    Centros Comerciales Continente, SA ...................   1,807,478
                                                                                                        ----------
                                                                                                         4,848,679
                                                                                                        ----------

  Home Furnishings 0.0%                  120    Sonae Imobiliaria SA(b) ..............................       1,762
                                                                                                        ----------
  Restaurants 4.1%                    35,000    Tele Pizza, SA(b) ....................................   5,152,307
                                                                                                        ----------
  Specialty Retail 1.0%               51,600    Cortefiel, SA ........................................   1,241,333
                                                                                                        ----------

CONSUMER STAPLES 2.8%
  Alcohol & Tobacco                   67,000    Baron de Ley, SA(b) ..................................   1,671,584
                                      16,300    Tabacalera, SA "A" ...................................   1,830,270
                                                                                                        ----------
                                                                                                         3,501,854
                                                                                                        ----------

COMMUNICATIONS 6.6%
  Telephone/Communications           190,900    Compania Telefonica Nacional de Espana SA ............   8,418,481
                                                                                                        ----------

FINANCIAL 18.3%
  Banks                              147,300    Banco Bilbao Vizcaya SA ..............................   6,918,181
                                     145,040    Banco Central Hispanoamericano .......................   4,649,192
                                     145,040    Banco Central Hispanoamericano Rights(b) .............     114,612
                                      49,900    Banco Popular Espanol ................................   4,846,266
                                     138,300    Banco Santander SA ...................................   6,892,085
                                                                                                        ----------
                                                                                                        23,420,336
                                                                                                        ----------

SERVICE INDUSTRIES 0.6%
  Miscellaneous Commercial
  Services                            57,708    Prosegur, Cia de Seguridad SA ........................     742,864
                                                                                                        ----------






    The accompanying notes are an integral part of the financial statements.

=================================================================================================================
                                                                                                         Market
                                      Shares                                                             Value($)
-----------------------------------------------------------------------------------------------------------------

ENERGY 3.6%
  Oil Companies                       89,030    Repsol SA .........................................     4,544,547
                                                                                                      -----------

METALS & MINERALS 1.8%
  Steel & Metals                      13,600    Acerinox, SA ......................................     2,236,044
                                                                                                      -----------

CONSTRUCTION 5.7%
  Homebuilding 2.2%                   53,600    Fomento de Construcciones y Contratas SA ..........     2,835,075
                                                                                                      -----------
  Miscellaneous 3.5%                  21,500    Abengoa SA ........................................     1,918,175
                                      69,197    OCP Construcciones, SA ............................     2,509,119
                                                                                                      -----------
                                                                                                        4,427,294
                                                                                                      -----------

UTILITIES 9.6%
  Electric Utilities 7.7%            306,190    Empresa Nacional de Electricidad SA ...............     7,365,965
                                      45,000    Iberdrola SA ......................................       683,947
                                     134,500    Union Electrica Fenosa SA .........................     1,778,534
                                                                                                      -----------
                                                                                                        9,828,446
                                                                                                      -----------

  Natural Gas Distribution 1.9%       37,370    Gas Natural SDG, SA ...............................     2,333,839
                                                                                                      -----------
                                                TOTAL COMMON STOCKS (Cost $69,250,672) ............   127,034,603
                                                                                                      -----------
=================================================================================================================

                                                TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                   (Cost $69,250,672) (a) .........................   127,034,603
                                                                                                      ===========

(a) The cost for federal income tax purposes was $69,355,605. At March 31, 1998, net unrealized appreciation for all securities based on tax cost was $57,678,998. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $58,239,553 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $560,555.

(b)  Non-income producing security.

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $493,697 (0.39% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at March 31, 1998 aggregated $585,905. These securities may also have certain restrictions as to resale.






    The accompanying notes are an integral part of the financial statements.

Scudder Spain and Portugal Fund, Inc.
Financial Statements
================================================================================
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------
ASSETS

Investments, at market (identified cost $69,250,672) .................           $127,034,603
Foreign currency holdings, at market
   (identified cost $1,771,633) ......................................              1,753,513
Dividends receivable .................................................                127,459
Receivable for foreign taxes recoverable .............................                 35,300
Other assets .........................................................                    941
                                                                                 ------------
      Total assets ...................................................            128,951,816

LIABILITIES
Payables:
   Accrued management fee ............................................ $121,546
   Other payables and accrued expenses ...............................   85,141
                                                                       --------
      Total liabilities ..............................................                206,687
                                                                                 ------------
Net assets, at market value ..........................................           $128,745,129
                                                                                 ============


NET ASSETS
Net assets consist of:
   Accumulated net investment loss ...................................           $   (287,239)
   Accumulated net realized gain .....................................             12,067,660
   Net unrealized appreciation (depreciation) on:
      Investments ....................................................             57,783,931
      Foreign currency related transactions ..........................                (20,458)
   Paid-in capital ...................................................             59,201,235
                                                                                 ------------
Net assets, at market value ..........................................           $128,745,129
                                                                                 ============
NET ASSET VALUE per share ($128,745,129 6,511,154 shares
   of common stock issued and outstanding, $.01 par value,
   200,000,000 of shares authorized) .................................           $      19.77
                                                                                 ============







          The accompanying notes are an integral part of the financial statements.
---------------------------------------------------------------------------------------------

===========================================================================================================
-----------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Dividends (net of foreign taxes withheld of $127,400) ..................                  $   699,818
      Interest ...............................................................                       10,221
                                                                                                -----------
                                                                                                    710,039

   Expenses:
      Management fee .........................................................  $   598,210
      Administrator's fee ....................................................       54,641
      Custodian and accounting fees ..........................................      138,648
      Directors' fees and expenses ...........................................       47,960
      Auditing ...............................................................       12,075
      Reports to shareholders ................................................       14,098
      Services to shareholders ...............................................       17,223
      Legal ..................................................................       61,242
      Other ..................................................................       17,590         961,687
                                                                                -----------     -----------
   Net investment loss .......................................................                     (251,648)
                                                                                                -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain (loss) from:
      Investments ............................................................   12,422,156
      Foreign currency related transactions ..................................     (244,931)     12,177,225
                                                                                -----------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ............................................................   21,327,607
      Foreign currency related transactions ..................................         (419)     21,327,188
                                                                                -----------     -----------
   Net gain on investment transactions .......................................                   33,504,413
                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................                  $33,252,765
                                                                                                ===========









               The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------


=====================================================================================================
-----------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------
                                                                         SIX MONTHS
                                                                            ENDED
                                                                          MARCH 31,       YEAR ENDED
                                                                            1998         SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                        (UNAUDITED)         1997
-----------------------------------------------------------------------------------------------------
Operations:
   Net investment income (loss) .....................................  $   (251,648)     $    505,492
   Net realized gain from investment transactions ...................    12,177,225        17,645,376
   Net unrealized appreciation on investment transactions
      during the period .............................................    21,327,188        21,389,505
                                                                       ------------      ------------
Net increase in net assets resulting from operations ................    33,252,765        39,540,373
                                                                       ------------      ------------
Distributions to shareholders from:
   Net investment income ............................................      (195,333)         (585,992)
                                                                       ------------      ------------
   Net realized gains on investment transactions ....................   (17,221,870)       (1,172,008)
                                                                       ------------      ------------
INCREASE IN NET ASSETS ..............................................    15,835,562        37,782,373
Net assets at beginning of period ...................................   112,909,567        75,127,194
                                                                       ------------      ------------
NET ASSETS AT END OF PERIOD (including accumulated net
   investment loss of $287,239 and undistributed net
   investment income of $159,742, respectively) .....................  $128,745,129      $112,909,567
                                                                       ============      ============










              The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------


Scudder Spain and Portugal Fund, Inc.
Financial Highlights
================================================================================
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (a) AND OTHER PERFORMANCE
INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
-------------------------------------------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED
                                               MARCH 31,                  YEAR ENDED SEPTEMBER 30,
                                                 1998         -----------------------------------------------------
PER SHARE OPERATING PREFORMANCE              (UNAUDITED)       1997        1996       1995        1994        1993
-------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ........  $17.34         $11.54      $ 9.68      $9.01       $8.24       $7.27
                                               ------         ------      ------      -----       -----       -----
 Net investment income (loss) ...............    (.04)           .08         .09        .07         .07         .22
 Net realized and unrealized gain (loss)
   on investment transactions ...............    5.15           5.99        1.84        .60         .70        1.15
                                               ------         ------      ------      -----       -----       -----
Total from investment operations ............    5.11           6.07        1.93        .67         .77        1.37
                                               ------         ------      ------      -----       -----       -----
 Less distributions from:
   Net investment income ....................    (.03)          (.09)       (.07)        --          --        (.18)
   Net realized gains on investment
    transactions ............................   (2.65)          (.18)         --         --          --        (.22)
Total distributions .........................   (2.68)          (.27)       (.07)        --          --        (.40)
                                               ======         ======      ======      =====       =====       =====
Net asset value, end of period ..............  $19.77         $17.34      $11.54      $9.68       $9.01       $8.24
Market value, end of period .................  $18.19         $14.50      $ 8.88      $7.56       $7.50       $7.75
                                               ======         ======      ======      =====       =====       =====

TOTAL INVESTMENT RETURN
 Per share market value(%) ..................   49.00**        67.33       18.31        .84       (3.23)      31.69
 Per share net asset value(%)(b) ............   35.44**        53.89       20.19       7.44        9.35       20.38

RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period ($ millions) .....     129            113          75         63          59          54

 Ratio of operating expenses to average
   net assets(%) ............................    1.77*          1.74        1.92       1.99        2.02        2.38(d)

 Ratio of net investment income (loss) to
   average net assets(%) ....................    (.46)*          .54         .83        .71         .77        2.87

 Portfolio turnover rate(%) .................      70*           115          66         43          31          29
 Average commission rate paid(c) ............  $.0710         $.0694      $.0671      $  --       $  --       $  --


-------------------------------------------------------------------------------------------------------------------



(a)  Based on monthly average of shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after September 1, 1996.

(d) Ratio of operating expenses to average net assets excluding interest expense was 2.31%.

*    Annualized

**   Not annualized

Scudder Spain and Portugal Fund, Inc.
Notes to Financial Statements
================================================================================
--------------------------------------------------------------------------------

A. SIGNIFICANT ACCOUNTING POLICIES

Scudder Spain and Portugal Fund, Inc. (the "Fund", formerly The First Iberian Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no U.S. federal income taxes, and no federal income tax provision

================================================================================
--------------------------------------------------------------------------------


was required. Withholding taxes on foreign interest and dividends have been provided for in accordance with Spanish and Portuguese tax rates.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and therefore, will be distributed to shareholders, annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences relate primarily to the deferral of certain losses for tax purposes. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B. PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $38,998,955 and $58,087,491, respectively.

C. RELATED PARTIES

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and the The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management and Administration Agreements with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, for ease of administration, the Management Agreement incorporates, in all material respects, the terms of the Administration Agreement, and the Administration Agreement terminated as a stand alone document upon execution of the Management Agreement.

Under the Management Agreement between the Fund and Scudder, which was in effect prior to December 31, 1997, the Fund agreed to pay Scudder a fee equal to an annual rate of 1% of the Fund's average weekly net assets, computed weekly and payable monthly. Effective December 31, 1997, the Fund agrees to pay Scudder Kemper a fee equal to an annual rate of 1.2% of the Fund's average weekly net assets, computed weekly and

================================================================================
--------------------------------------------------------------------------------

payable monthly, which is equal to the aggregate fee rate paid under the previous Investment Management and Administration Agreements. For the six months ended March 31, 1998, the fee pursuant to these agreements amounted to $598,210, of which $121,546 is unpaid at March 31, 1998.

Under the Administration Agreement between the Fund and Scudder, which was in effect prior to December 31, 1997, the Fund agreed to pay Scudder a fee equal to an annual rate of 0.2% of the Fund's average weekly net assets, computed weekly and payable monthly. Effective December 31, 1997, this agreement became a part of the Management Agreement. For the period September 30, 1997 to December 31, 1997, the fee pursuant to this agreement amounted to $54,641.

Pursuant to both agreements, the investment manager provides continuous supervision of the investment portfolio and the administrator pays the compensation of certain officers of the Fund and provides occupancy and certain clerical services to the Fund. The Fund bears all other costs and expenses.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended March 31, 1998, the amount charged to the Fund by SFAC aggregated $40,314 of which $7,356 is unpaid at March 31, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, provides shareholder communications services for the Fund. For the six months ended March 31, 1998, the amount charged by SSC aggregated $7,500, of which $1,250 is unpaid at March 31, 1998.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended March 31, 1998, Directors' fees and expenses aggregated $47,960 at March 31, 1998.

Scudder Spain and Portugal Fund, Inc.
Stockholder Meeting Results
--------------------------------------------------------------------------------

A Special Meeting of Stockholders (the "Meeting") of Scudder Spain and Portugal Fund ("Fund") was held on October 21, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder Stevens & Clark, Inc.), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below). With regard to these proposals, it was recommended that the Meeting be reconvened in order to provide stockholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.


1. To approve the new Investment Management, Advisory and Administration Agreement between the Fund and Scudder Kemper Investments, Inc. (Approved on November 12, 1997.)

                                Number of Votes:
                                ----------------

            For                      Against                   Abstain
            ---                      -------                   -------

         4,393,747                   983,837                   24,104

Scudder Spain and Portugal Fund, Inc.
Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Plan

   The Dividend Reinvestment Plan offers shareholders in Scudder Spain and Portugal Fund, Inc. a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will declare annual dividends out of net investment income and also expects to distribute, at least annually, its net realized capital gains.

   State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan.

Participation in the Plan

   If you wish to enroll in the Plan, contact the Plan Agent at the address or telephone number listed on page 21. The Plan Agent will send you a brochure that contains the Terms and Conditions of the Plan, as well as an authorization form.

   If you own shares in your own name, you can participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should instruct your nominee to participate on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or other nominee is unable to participate on your behalf, you should request it to re-register your shares in your own name, which will enable your participation in the Plan.

   Your participation in the Plan will begin with the next dividend or capital gain distribution payable after State Street Bank and Trust Company receives your authorization, provided it is received prior to the record date. Should your authorization arrive after the record date, your participation in the Plan will begin with the following dividend or distribution.

   The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee. Nominees should provide to the Plan Agent a listing of participating beneficial owners.

How the Plan Works

   If you choose to participate in the Plan, your dividends and capital gain distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund, and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price. If the market price is lower than the net asset value, or if dividends or capital gains distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the market price exceeds net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed net asset value resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places.

No Service Fee To Reinvest

   There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

   Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

Tax Implications

   You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Amendment or Termination

   Either Scudder Spain and Portugal Fund, Inc. or State Street Bank and Trust Company may amend or terminate the Plan. Participants will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or capital gain distribution by the Fund.

   You may withdraw from the Plan at any time by written notice to State Street Bank and Trust Company.

   If you withdraw, you will receive without charge stock certificates issued in your name for all full shares; or, if you wish, State Street Bank and Trust Company will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. State Street Bank and Trust Company will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

Participant Benefits

o You will build holdings in the Fund easily and automatically, either at no brokerage cost or at reduced costs.

o You will receive a detailed account statement from State Street Bank and Trust Company, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You will receive a proxy for the shares purchased for you by the Plan Agent according to the Plan.

o As long as you participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in noncertificated form; however, you may request that a certificate representing your reinvested shares be issued to you. This convenience provides added protection against loss, theft, or inadvertent destruction of certificates.

Plan Agent Address and Telephone Number

   If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to:

State Street Bank and Trust Company
P.O. Box 8209
Boston, MA 02266-8209
1-800-426-5523

If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to see if your nominee will participate in the Plan on your behalf.

Scudder Spain and Portugal Fund, Inc.
Directors and Officers
--------------------------------------------------------------------------------
DANIEL PIERCE*
    Chairman of the Board and Director
NICHOLAS BRATT*
    President
RICHARD HUNT
    Director
JOSE PEDRO PEREZ LLORCA
    Director
ROGERIO C.S. MARTINS
    Director
DR. WILSON NOLEN
    Director
CAROL L. FRANKLIN*
    Vice President
JOAN GREGORY*
    Vice President
JERARD K. HARTMAN*
    Vice President
PAUL J. ELMLINGER*
    Vice President and Assistant Secretary
BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary
THOMAS F. McDONOUGH*
    Vice President, Treasurer and Secretary
KATHRYN L. QUIRK*
    Vice President and Assistant Secretary
JOHN HEBBLE*
    Assistant Treasurer
CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.


Investment Manager
--------------------------------------------------------------------------------

   The investment manager of Scudder Spain and Portugal Fund, Inc. (the "Fund") is Scudder Kemper Investments, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and in Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of eight other closed-end investment companies that invest in foreign securities and are traded on the New York Stock Exchange: The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Montgomery Street Income Securities, Inc., Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc., and Scudder New Europe Fund, Inc.